UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2013

LTX-Credence Corporation

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue, Norwood, MA	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-461-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by LTX-Credence Corporation (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 2, 2013 (the “Initial 8-K”) related to the Company’s purchase of assets from Dover Printing & Identification, Inc. (“Dover”) or its specified affiliates used exclusively or primarily in connection with Dover’s ECT and Multitest businesses (collectively, the “Acquired Businesses”) to include required financial statements of an acquired business, required pro forma financial information and related exhibits. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A. The Company’s acquisition of the Acquired Businesses (the “Acquisition”) and the related transactions consummated in connection with the Acquisition are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2013 and in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached as Exhibit 99.1, and incorporated by reference in its entirety herein, are the audited financial statements of the Acquired Businesses of Dover Corporation (“Dover Parent”) as follows:

•	Combined balance sheets as of December 31, 2011 and December 31, 2012

•	Combined statements of comprehensive earnings for the years ended December 31, 2010, December 31, 2011 and December 31, 2012

•	Combined statements of divisional equity for the years ended December 31, 2010, December 31, 2011 and December 31, 2012

•	Combined statements of cash flows for the years ended December 31, 2010, December 31, 2011 and December 31, 2012

•	Notes to financial statements

Attached as Exhibit 99.2, and incorporated by reference in its entirety herein, are the unaudited financial statements of the Acquired Businesses of Dover Parent as follows:

•	Combined balance sheet as of September 30, 2013

•	Combined statement of operations for the nine months ended September 30, 2013

•	Combined statement of cash flows for the nine months ended September 30, 2013

•	Notes to financial statements

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.3, and incorporated by reference in its entirety herein, is the following pro forma financial information of the Company as required by Item 9.01(b):

(1)	Unaudited pro forma combined balance sheet of the Company as of October 31, 2013;

(2)	Unaudited pro forma combined statement of operations of the Company for the fiscal year ended July 31, 2013 and for three months ended October 31, 2013

(3)	Notes to unaudited pro forma combined financial statements of the Company.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date: February 12, 2014	By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Master Sale and Purchase Agreement made and effective as of September 6, 2013, by and among LTX-Credence, Dover Printing & Identification, Inc., and, for the limited purposes set forth therein, Dover Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2013)

10.1	Credit Agreement, dated November 27, 2013, among the Registrant, Everett Charles Technologies, LLC, the Several Lenders from time to time party thereto and Silicon Valley Bank as Administrative Agent, Issuing Bank and Lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2013).

23.1	Consent of PWC LLP

99.1	Audited combined financial statements of Everett Charles Technologies (wholly owned by Dover Corporation), including the combined balance sheets as of December 31, 2012 and December 31, 2011, and the related statements of comprehensive earnings, of divisional equity, and of cash flows for the three years ended December 31, 2012.

99.2	Unaudited combined financial statements of Everett Charles Technologies as of and for the nine months ended September 30, 2013, including the combined balance sheet as of September 30, 2013, and the related statements of operations and of cash flows for the nine months ended September 30, 2013.

99.3	The unaudited pro forma combined balance sheet of LTX-Credence Corporation as of October 31, 2013, and the unaudited pro forma combined statement of operations of LTX-Credence Corporation for the fiscal year ended July 31, 2013 and for the three months ended October 31, 2013, and the notes related thereto.